UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 29, 2010

CORNERSTONE HEALTHCARE PLUS REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400
Irvine, California 92614
(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 OTHER EVENTS

Cornerstone Healthcare Plus REIT, Inc. (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009 (“Form 10-K”), in order to retrospectively apply Accounting Standards Codification 280 (“ASC 280”) Segment Reporting, for a change in reportable segments as of September 30, 2010. The Company is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations that accompanied those consolidated financial statements.

This Current Report on Form 8-K updates Items 7 and 8 of the Company’s Form 10-K, including the financial statements therein, to reflect the application of ASC 280. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since March 17, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE HEALTHCARE PLUS REIT, INC.

Dated: November 29, 2010	By:	/s/Sharon C. Kaiser
Sharon C. Kaiser,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Updated financial information for the year ended December 31, 2009

Index to Exhibit 99.1	Page Number

Management’s Discussion and Analysis of Financial Condition and Results of Operations	1

Financial Statements	F-1